================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                DECEMBER 24, 1998
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             DATAMETRICS CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-8567                                                 95-3545701
------------------------                                  --------------------
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


   25B HANOVER ROAD, FLORHAM PARK, NJ                            07932
----------------------------------------                      ------------
(Address of principal executive offices)                       (Zip Code)


                                 (973) 377-3900
           -----------------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5
------

         On December 24, 1998 and December 28, 1998, several investors (the "Investors") purchased $3,450,000 in aggregate principal amount of 10% Subordinated Notes due 2000 (the "Notes") of Datametrics Corporation (the "Registrant") pursuant to 10% Subordinated Note Subscription Agreements (the "Note Agreements"). The Notes are subject to repurchase by the Registrant at 102% of the principal amount of Notes repurchased, plus accrued interest.

            The aggregate cash consideration paid was $1,200,000, and the remainder of the consideration paid was by tender back to Registrant of $1,750,000 of 7% Convertible Debentures issued by the Registrant earlier in 1998 (the "7% Debentures") and $500,000 of Senior Subordinated Debentures, including accrued interest and unpaid interest in each case. As a result of the transaction, all of Registrant's 7% Debentures were retired.

         In connection with the sale of the Notes, the Investors received a total of 2,075,560 warrants (the "Warrants") to purchase the Common Stock of the Registrant for an exercise price of $1.50 per share. A total of 1,229,800 of the Warrants are immediately exercisable and the remainder vest ratably as of the end of each calendar quarter through the quarter ending September 30, 2000 at the rate of 3000 warrants per $100,000 in principal amount of Notes then outstanding.

         The principal amount of the Notes bears interest at the rate of 10% per annum and matures on December 24, 2000. The Debentures are unsecured and subordinate and junior to the prior payment in full of all senior bank indebtedness of the Registrant.

         The Note Agreements contain certain covenants and restrictions and a related Registration Rights Agreement grants the Investors certain registration rights with respect to the shares of Common Stock which may be acquired upon exercise of the Warrants.

         On December 24, 1998, the Registrant sold in a private placement 1,559,375 shares (the "Shares") of the Registrant's Common Stock at $1.00 per share pursuant to a Subscription Agreement with certain investors (the "Common Stock Subscription Agreement"). The Shares cannot be sold or transferred for six months from the date of issue and are otherwise restricted shares.

         Proceeds of the sale of the Notes and Shares are to be used for repayment of debt (including repayment in full of the Registrant's senior credit facility with Imperial Bank) and for working capital.

         The above discussion is qualified in its entirety by reference to the Note Agreements, the Notes, the Common Stock Subscription Agreement and the Registration Rights Agreement, which are substantially the same as Exhibits 4.4, 4.5, 4.6 and 4.7, respectively, and are incorporated herein by this reference.


ITEM 7
------


         (c)      EXHIBITS


         Exhibits which, in their entirety, are incorporated by reference to any report, exhibit or other filing previously made with the Securities and Exchange Commission are designated by an asterisk (*) and the location of such material is included in its description.




EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------

   3.1                Restated  Certificate of Incorporation  of Registrant,  as
                      currently in effect.                                                               *

   3.2                Certificate  of  Designations,  Preferences  and Relative,
                      Participating, Optional and Other Special Rights of Series                         *
                      B  Preferred  Stock and  Qualifications,  Limitations  and
                      Restrictions  thereof dated August 10, 1993  (incorporated by reference to Exhibit 4.1 to Registrant's Form 8-K dated
                      August 10, 1993).

   3.3                Bylaws of Registrant, as currently in effect (incorporated
                      by reference to Exhibit 3.2 to Registrant's  Form 10-K for                         *
                      the year ended October 28, 1990).

   3.4                First Amendment to the Restated By-Laws of the Registrant,
                      dated August 6, 1996 (incorporated by reference to Exhibit                         *
                      3.0 to the Registrant's Form 8-K dated August 6, 1996).

   4.1                7% Convertible Debenture  Subscription  Agreement dated as of July 24, 1998 between the  Registrant and the Investors
                      named therein (incorporated by reference to Exhibit 4.1 to                         *
                      the Registrant's Form 8-K dated July 24, 1998).

EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------


   4.2                Form  of  7%  Convertible   Debenture   (incorporated   by                        *
                      reference  to  Exhibit  4.2 to the  Registrant's  Form 8-K dated July 24, 1998).

   4.3                Registration  Rights  Agreement  dated as of July 24, 1998                        *
                      between the  Registrant  and the  Investors  named therein
                      (incorporated   by   reference   to  Exhibit  4.3  to  the
                      Registrant's Form 8-K dated July 24, 1998).

   4.4                Form of 10% Subordinated Note Subscription Agreement.                            Filed
                                                                                                      herewith

   4.5                Form of 10% Subordinated Note.                                                   Filed
                                                                                                      herewith

   4.6                Form of Registration Rights Agreement.                                           Filed
                                                                                                      herewith

   4.7                Form of Subscription Agreement.                                                  Filed
                                                                                                      herewith

   10.1               Line of Credit Agreement,  Security Agreement, Addendum to                         *
                      Line  of   Credit   Agreement,   and   Loan   Disbursement
                      Instructions  dated  September  8, 1993  (incorporated  by reference  to Exhibit 10.1 to  Registrant's  Form 10-K for the year ended October 31, 1993).

   10.3               Lease for Woodland Hills facility  between the Company and                         *
                      Manufacturers  Life Insurance Company dated as of December
                      19, 1993, as amended on August 31, 1994  (incorporated  by reference  to Exhibit 10.2 to  Registrant's  Form 10-K for the year ended October 30, 1994).

   10.4               Agreement  between  the  Company  and Sidney E. Wing dated                         *
                      March 17, 1989  (incorporated by reference to Exhibit 10.4 to  Registrant's  Form 10-K for the year ended October 29,
                      1989).

   10.5               Deferred  Compensation  Agreement  between the Company and                         *
                      Garland S. White dated October 18, 1989  (incorporated  by reference  to Exhibit 10.5 to  Registrant's  Form 10-K for the year ended October 29, 1989).



EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------


   10.6               Amended and Restated Agreement and Plan of Merger dated as                         *
                      of May 12,  1993  between  Registrant  and Rugged  Digital
                      Systems,   Inc.   ("Rugged   Digital")   (incorporated  by
                      reference to Exhibit 2 to Registrant's  Form 8-K dated May
                      12, 1993).

   10.7               Escrow   Agreement   dated   August  10,  1993  among  the                         *
                      Registrant  and  others  relating  to the  acquisition  of
                      Rugged Digital  (incorporated  by reference to Exhibit 4.3 to Registrant's Form 8-K dated August 10, 1993).

   10.8               Debt  Exchange  Agreement  dated  August  10,  1993  among                         *
                      Registrant    and   debt   holders   of   Rugged   Digital
                      (incorporated  by reference to Exhibit 4.2 to Registrant's
                      Form 8-K dated August 10, 1993).

   10.9               Security  and  Loan  Agreement   between   Registrant  and                         *
                      Imperial Bank executed  March 21, 1995, as amended May 15,
                      1995   (incorporated  by  reference  to  Exhibit  10.1  to
                      Registrant's  Form  10-Q for the  period  ended  April 30,
                      1995),  and as  amended  March 4,  1996  (incorporated  by reference  to period  ended April 30, 1995) and as amended
                      March 4, 1966  (incorporated  by reference to Exhibit 10.1 to  Registrant's  Form 10-Q for the period ended April 28,
                      1996).

   10.10              Agreement  between the Company  and the  Angeloff  Company                         *
                      dated  February  15, 1995  (incorporated  by  reference to
                      Exhibit  10.2 to  Registrant's  Form  10-Q for the  period ended April 30, 1995).

   21                 List of Subsidiaries (incorporated by reference to Exhibit                         *
                      21 to the  Registrant's  Form  10-K  for  the  year  ended
                      October 27, 1996).

   99.1               The  Datametrics  Employee  Savings  Plan  And  The  Trust                         *
                      Agreement  Pursuant To The  Datametrics  Employee  Savings
                      Plan   (incorporated   by   reference  to  Exhibit  28  to
                      Registrant's  Statement  on Form S-8 filed on November 12,
                      1985 SEC File No. 33-01469.



EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------


   99.2               The  Amended  and  Restated  1993  Stock  Option  Plan  of                         *
                      Datametrics  Corporation  (incorporated  by  reference  to
                      Exhibit 28.2 to Registrant's  Form 10-K for the year ended
                      October 31, 1993).

   99.3               The 1986 Stock Option Plan of Datametrics Corporation,  as                         *
                      amended  (incorporated  by  reference  to Exhibit  28.1 to
                      Registrant's  Registration  Statement on Form S-8 filed on
                      June 10, 1987,  SEC File No.  33-14969 and Exhibit 28.5 to
                      Registrant's  Form  10-K for the year  ended  October  29,
                      1988).

   99.4               The 1982 Stock Option Plan of Datametrics Corporation,  as                         *
                      amended  (incorporated  by  reference  to Exhibit  28.2 to
                      Registrant's  Registration  Statement on Form S-8 filed on
                      June 10, 1987, SEC File No. 33-14969).

   99.5               The 1993 Directors' Option Plan of Datametrics Corporation                         *
                      (incorporated by reference to Exhibit 28.5 to Registrant's
                      Form 10-K for the year ended October 31, 1993).

   99.6               Datametrics Corporation  Supplemental Executive Retirement
                      Plan and Master Trust Agreement (incorporated by reference to Exhibit 28.6 to Registrant's From 10-K for the year ended October 30, 1994).

   99.7               The 1995  Stock  Option  Plan of  Datametrics  Corporation                         *
                      (incorporated by reference to Exhibit 28.7 to Registrant's
                      Form S-8 Filed May 30, 1996, SEC File No. 333-04815).

   99.8               The  Datametrics   Corporation  Employee  Qualified  Stock                         *
                      Purchase Plan  (incorporated  by reference to Exhibit 28.8 to  Registrant's  Form S-8 filed on May 30, 1996, SEC File
                      No. 333-04815).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DATAMETRICS CORPORATION



                                       By:  /s/ Daniel P. Ginns
                                            ----------------------------------
                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer


Dated December 24, 1998